                                                       Deutsche Asset Management

BT Pyramid Mutual Funds
PreservationPlus - Investment Class, Institutional Class and Institutional Service Class

Supplement dated June 14, 2000 (Replacing Supplement dated June 7, 2000) to Prospectus dated January 31, 2000

The following supplements the "Total Returns, After Fees and Expenses" section and the "Financial Highlights" table in the Fund's prospectuses:

Total returns for the Fund assume that an investor did not pay a redemption fee at the end of the periods shown.

The following sentences are hereby omitted from the "Who Should Consider Investing in the Fund" and "Buying and Selling Fund Shares" sections of the Fund's Institutional Class prospectus:

The shares are available to employee benefit plans whose initial investment equals or exceeds $25 million. Shares are also available to employee benefit plans which invest in the Fund through an omnibus account or similar arrangement, if that omnibus account or similar arrangement makes an initial investment in the Fund of at least $25 million.


               Please Retain This Supplement for Future Reference


SUPPPLUS (6/00)

CUSIP:
055847834
055847818
055847826


                                                       A Member of the
                                                       Deutsche Bank Group   [/]